Exhibit 31.1
CERTIFICATION

OF PRINCIPAL

EXECUTIVE OFFICER

PURSUANT TO RULES 13A-14(A) AND 15D-14(A)

UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Ali Mazanderani,

certify that:

1.

I have reviewed this annual report on Form 10-K of Lesaka Technologies,

Inc. (“Lesaka”) for the year ended June 30, 2025;

2.

Based on

my knowledge,

this report

does not

contain any

untrue statement

of a

material fact

or omit

to state

a material

fact
necessary

to

make

the

statements

made,

in

light

of

the

circumstances

under

which

such

statements

were

made,

not

misleading
with respect to the period covered by this report;

3.

Based on my

knowledge, the financial

statements, and other

financial information

included in this

report, fairly present

in all
material respects the financial condition, results of

operations and cash flows of Lesaka as of,

and for, the periods

presented in this
report;

4.

Lesaka’s other

certifying officer and

I are responsible

for establishing and

maintaining disclosure controls

and procedures (as
defined in Exchange Act Rules

13a-15(e) and 15d-15(e)) and internal

control over financial reporting (as defined

in Exchange Act
Rules 13a-15(f) and 15d-15(f)) for Lesaka and have:

(a)

Designed

such

disclosure

controls

and

procedures,

or

caused

such

disclosure

controls

and

procedures

to

be
designed under

our supervision,

to ensure

that material

information relating

to Lesaka,

including its

consolidated subsidiaries,

is
made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed

such internal

control over

financial reporting,

or caused

such internal

control over

financial reporting

to
be

designed

under

our

supervision,

to

provide

reasonable

assurance

regarding

the

reliability

of

financial

reporting

and

the
preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated

the

effectiveness

of

Lesaka’s

disclosure

controls

and

procedures

and

presented

in

this

report

our
conclusions

about the

effectiveness

of the

disclosure

controls and

procedures,

as of

the end

of the

period covered

by this

report
based on such evaluation; and

(d)

Disclosed

in

this

report

any

change

in

Lesaka’s

internal

control

over

financial

reporting

that

occurred

during
Lesaka’s most recent fiscal quarter

(Lesaka’s fourth fiscal quarter

in the case of an annual report) that has materially affected,

or is
reasonably likely to materially affect, Lesaka’s

internal control over financial reporting; and

5.

Lesaka’s

other certifying

officer and

I have

disclosed, based

on our

most recent

evaluation of

internal control

over financial
reporting,

to

Lesaka’s

auditors

and

the

Audit

Committee

of

Lesaka’s

Board

of

Directors

(or

persons

performing

the

equivalent
functions):

(a)

All

significant

deficiencies

and

material

weaknesses

in

the

design

or

operation

of

internal

control

over

financial
reporting

which

are

reasonably

likely

to

adversely

affect

Lesaka’s

ability

to

record,

process,

summarize

and

report

financial
information; and

(b)

Any fraud,

whether or

not material,

that involves

management

or other

employees who

have a

significant role

in
Lesaka’s internal control over financial

reporting.

Date: September 29, 2025

/s/ Ali Mazanderani

Ali Mazanderani

Executive Chairman